UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
____________________________________________________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

____________________________________________________________

MATTHEWS INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-09115	25‑0644320
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

TWO NORTHSHORE CENTER, PITTSBURGH, PA	15212‑5851
(Address of principal executive offices)	(Zip Code)

(412) 442-8200
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Shareholders of Matthews International Corporation (the “Company”) was held on February 16, 2017. A total of 32,252,061 shares of Class A Common Stock were eligible to vote at such meeting. Five proposals were submitted by the Board to a vote of shareholders, and the final results of the voting on each proposal are noted below. The Company’s shareholders elected each of the Board’s three nominees for Director for terms that expire in 2020, or until their successors are duly elected and qualified; approved the Company’s Amended and Restated 2014 Director Fee Plan; ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2017; approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 17, 2017; and voted on a non-binding advisory basis to hold future non-binding advisory votes on executive compensation of the Company’s named executive officers on an annual basis.

1. Election of Directors:

The following individuals were elected to the Board of Directors for a term expiring at the Company’s 2020 Annual Meeting of Shareholders.

Nominee	Votes For	Votes Withheld	Broker Non Votes
Gregory S. Babe	26,362,837	615,032	2,977,957
Don W. Quigley, Jr.	26,384,594	593,275	2,977,957
David A. Schawk	26,288,955	688,914	2,977,957

2. Approval of the Company’s Amended and Restated 2014 Director Fee Plan:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
25,203,556	1,590,338	183,975	2,977,957

3. Ratification of Auditors:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
29,843,833	99,320	12,673	—

4. Advisory (non-binding) vote on the executive compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non Votes
25,460,119	1,293,000	224,350	2,977,957

5. Advisory (non-binding) vote on the frequency of the advisory vote on the executive compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Votes Abstained	Broker Non Votes
22,513,242	121,307	4,061,638	281,680	2,977,957

As recommended by the Company’s Board of Directors, a majority of the votes cast by shareholders voted, on a non-binding advisory basis, to hold future non-binding advisory votes to approve compensation of the Company’s named executive officers every year. The Board of Directors and the Company agrees with this recommendation, which aligns with the Company’s historic practice. As such, the Company will include a non-binding advisory shareholder vote on compensation of the Company’s named executive officers in its proxy materials every year until the next required non-binding advisory vote on the frequency of stockholder votes on compensation of the Company’s named executive officers, which will occur no later than the Company’s Annual Meeting of Stockholders in 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTHEWS INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Steven F. Nicola

Steven F. Nicola
Chief Financial Officer and Secretary

Date: February 17, 2017